EXHIBIT 10.2

EXECUTION VERSION

AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT
dated as of

December 15, 2006,

among

DENNY’S, INC.,

DENNY’S REALTY, LLC,

DENNY’S CORPORATION,

DENNY’S HOLDINGS, INC.,

DFO, LLC,

each other Subsidiary Loan Party

and

BANK OF AMERICA, N.A.,
as Collateral Agent

Table of Contents

Page

ARTICLE I	Definitions	1

Section 1.01.	Credit Agreement	1

Section 1.02.	Other Defined Terms	2

ARTICLE II	Guarantee	5

Section 2.01.	Guarantee	5

Section 2.02.	Guarantee of Payment	5

Section 2.03.	No Limitations, Etc	6

Section 2.04.	Reinstatement	8

Section 2.05.	Agreement To Pay; Subrogation	8

Section 2.06.	Information	8

ARTICLE III	Pledge of Securities	8

Section 3.01.	Pledge	8

Section 3.02.	Delivery of the Pledged Collateral	9

Section 3.03.	Representations, Warranties and Covenants	10

Section 3.04.	Certification of Limited Liability Company and Limited Partnership Interests	11

Section 3.05.	Registration in Nominee Name; Denominations	11

Section 3.06.	Voting Rights; Dividends and Interest, etc	11

ARTICLE IV	Security Interests in Personal Property	12

Section 4.01.	Security Interest	12

Section 4.02.	Representations and Warranties	14

Section 4.03.	Covenants	15

Section 4.04.	Other Actions	19

Section 4.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	21

ARTICLE V	Remedies	23

Section 5.01.	Remedies Upon Default	23

Section 5.02.	Application of Proceeds	24

Section 5.03.	Grant of License to Use Intellectual Property	25

Section 5.04.	Securities Act, etc	25

Section 5.05.	Registration, etc	26

ARTICLE VI	Indemnity, Subrogation and Subordination	26

Section 6.01.	Indemnity and Subrogation	26

Section 6.02.	Contribution and Subrogation	26

Section 6.03.	Subordination	27

ARTICLE VII	Miscellaneous	27

Section 7.01.	Notices	27

Section 7.02.	Security Interest Absolute	27

Section 7.03.	Survival of Agreement	27

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Table of Contents
(continued)

Page

Section 7.04.	Binding Effect; Several Agreement	28

Section 7.05.	Successors and Assigns	28

Section 7.06.	Collateral Agent’s Fees and Expenses; Indemnification	28

Section 7.07.	Collateral Agent Appointed Attorney-in-Fact	29

Section 7.08.	GOVERNING LAW	29

Section 7.09.	Waivers; Amendment	29

Section 7.10.	WAIVER OF JURY TRIAL	30

Section 7.11.	Severability	30

Section 7.12.	Counterparts	30

Section 7.13.	Headings	31

Section 7.14.	Jurisdiction; Consent to Service of Process	31

Section 7.15.	Termination or Release	31

Section 7.16.	Additional Subsidiaries	32

Section 7.17.	Right of Setoff	32

Section 7.18.	Effect on Existing Guarantee and Collateral Agreement	32

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Schedules

Schedule I	Subsidiary Loan Parties

Schedule II	Pledged Equity Securities; Pledged Debt Securities

Schedule III	Intellectual Property

Schedule IV	Insurance Requirements

Exhibits

Exhibit I	Form of Supplement to the Guarantee and Collateral Agreement

Exhibit II	Form of Perfection Certificate

Exhibit III	Form Of Deposit Account Control Agreement

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AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT dated as of December 15, 2006 (this “Agreement”), among Denny’s, Inc., a California corporation, Denny’s Realty, LLC, a Delaware limited liability company (each of the foregoing individually, a “Borrower” and collectively, the “Borrowers”), Denny’s Corporation, a Delaware corporation (“Parent”), Denny’s Holdings, Inc., a New York corporation (“Denny’s Holdings”), DFO, LLC, a Delaware limited liability company (“DFO”), each other Subsidiary Loan Party (as defined in the Credit Agreement) and Bank of America, N.A. (“Bank of America”), as Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below).

Reference is made to (a) the Guarantee and Collateral Agreement dated as of September 21, 2004  (as amended, supplemented, waived or otherwise modified from time to time, the “Existing Guarantee and Collateral Agreement”), among the Denny’s, Inc., Denny’s Realty, LLC (formerly known as Denny’s Realty, Inc.), Parent, Denny's Holdings, DFO (formerly known as DFO, Inc.), the Collateral Agent and such other parties from time to time party thereto and (b) the Amended and Restated Credit Agreement dated as of December 15, 2006  (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, Parent, Denny’s Holdings, and DFO, as Guarantors, the Lenders party thereto (the “Lenders”), and Bank of America, as Administrative Agent.

WHEREAS, the Borrowers have requested, among other things, to amend and restate the Existing Credit Agreement (as defined in the Credit Agreement) on the terms and conditions set forth in the Credit Agreement and the Administrative Agent, the Lenders and the other parties thereto are willing to amend and restate the Existing Credit Agreement on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the obligations of the Lenders to enter into the Credit Agreement and to extend credit to the Borrowers thereunder are conditioned upon, among other things, the amendment and restatement of the Existing Guarantee and Collateral Agreement in the form of this Agreement and the execution and delivery of this Agreement by the parties hereto; and

WHEREAS, Parent and the Subsidiary Loan Parties are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.

NOW THEREFORE, the parties hereto agree that the Existing Guarantee and Collateral Agreement is hereby amended and restated as follows:

ARTICLE I

Definitions

Section 1.01.  Credit Agreement.  (a)     Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.  All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b)  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

Section 1.02.  Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Cash Management Agreement” means any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

“Claiming Guarantor” has the meaning assigned to such term in Section 6.02.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Collateral Agent” has the meaning assigned to such term in the preamble of this Agreement.

“Contributing Guarantor” has the meaning assigned to such term in Section 6.02.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor:  (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Deposit Account Bank” has the meaning assigned to such term in Section 4.04(b).

“Deposit Account Control Agreement” means an agreement substantially in the form of Exhibit III, or any other form approved by the Collateral Agent, among a Grantor, the Collateral Agent and a Sub-Agent.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person of whatever nature and rights, warrants or options to acquire any of the foregoing.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“General Intangibles” means all “General Intangibles” as defined in the New York UCC, including payment intangibles, all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements, franchise agreements and other agreements) and rights to payment, Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

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“Grantors” means Parent, the Borrowers and the Subsidiary Loan Parties.

“Guarantors” means Parent, the Borrowers and the Subsidiary Loan Parties.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Investment Property” means a security, whether certificated or uncertificated, security entitlement, securities account, commodity contract or commodity account; provided that for purposes of this Agreement, the capital stock of Simeus Holdings, Inc. owned by Denny’s Holdings and scheduled on Schedule 6.04 to the Credit Agreement shall not be Investment Property.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, other than those license or sublicense agreements (a) in existence on the date hereof and (b) entered into after the date hereof, in each case that by their terms prohibit a grant of a security interest by such Grantor as licensee thereunder; provided that (i) in the case of clause (b), such Grantor has used commercially reasonable efforts to prevent the inclusion of such a prohibition over such license or sublicense and (ii) in the case of any licenses or sublicenses excluded pursuant to clauses (a) and (b), such licenses or sublicenses, individually or in the aggregate, are not material to the business of such Grantor.  For the avoidance of doubt, any money or property received in respect of any license that is not a License shall not be excluded from the Collateral solely as a result of the exclusion of such license from the Collateral.

“Loan Document Obligations” means (a) the due and punctual payment by the Borrowers of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of any Letter of Credit or any Credit-Linked Deposits, when and as due, including payments in respect of reimbursement of disbursements, interest and fees thereon and obligations to provide cash collateral in respect of such Letters of Credit, and (iii) all other monetary obligations of the Borrowers to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrowers under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

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“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a) Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that, in either case, if and to the extent permitted by the Credit Agreement (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into and (c) the due and punctual payment and performance of all obligations in respect of overdrafts and other liabilities owed to the Administrative Agent or any of its Affiliates or any Lender arising from treasury, depositary and cash management services in connection with any automated clearinghouse transfers of funds (including, without limitation, any Cash Management Agreements).

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor:  (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III; and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and a legal officer of the Borrowers.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Secured Parties” means (a) the Lenders (and any Affiliate of any Lender to which any obligation referred to in clause (c) of the definition of the term “Obligations” is owed), (b) the Administrative Agent (and any Affiliate of the Administrative Agent to which any obligation referred to in clause (c) of the definition of the term “Obligations” is owed), (c) the Collateral Agent, (d) each Issuing Bank, (e) each counterparty to any Hedging Agreement entered into with a Loan Party the obligations under which constitute Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and assigns of each of the foregoing.

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“Security Interest” has the meaning assigned to such term in Section 4.01.

“Sub-Agent” means a financial institution that has delivered to the Collateral Agent an executed Deposit Account Control Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor:  (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III; (b) all goodwill associated therewith or symbolized thereby; and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

ARTICLE II

Guarantee

Section 2.01.  Guarantee.  Each Guarantor hereby ratifies and affirms its unconditional guarantee made under Section 2.01 of the Existing Guarantee and Collateral Agreement and, for the avoidance of doubt, hereby unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations.  Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.  Each Guarantor waives presentment to, demand of payment from and protest to the Borrowers or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

Section 2.02.  Guarantee of Payment.  Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrowers or any other Person.

Section 2.03.  No Limitations, Etc.  (a)     Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise.  Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent, the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the failure to perfect any security interest in, or the release of, any security held by the Collateral Agent or any other Secured Party for the Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations) or (vi) any law or regulation of any jurisdiction or any other event affecting any term of a guaranteed obligation.  Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

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(b)  (i)     To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrowers or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrowers or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations.  The Collateral Agent may, at its election, foreclose on any security held by it by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrowers or any other Loan Party or exercise any other right or remedy available to them against the Borrowers or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash.  To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrowers or any other Loan Party, as the case may be, or any security.

(ii)  Each Guarantor waives any right it may have to require the Collateral Agent or the Lenders to proceed against any Borrower or any other Guarantor, proceed against or exhaust any security held from any Borrower or any other Guarantor, or pursue any other remedy in their respective power to pursue, as well as any defense based on any claim that Guarantor’s obligations exceed or are more burdensome than those of any Borrower.  To the extent that the laws of the State of California may be deemed to apply to the Guarantees, the rights which each Guarantor hereby waives include all rights of subordination, reimbursement, indemnification and contribution and any other rights and defenses that are or may become available to such Guarantor by reason of Section 2787 to 2855, inclusive, of the California Civil Code; provided that these waivers shall not limit the express rights of the Guarantors that are set forth in Sections 6.01 and 6.02 hereof.

(iii)  Each Guarantor understands and acknowledges that if the Collateral Agent forecloses judicially or nonjudicially against any real property security for the Obligations, such foreclosure could impair or destroy any right or ability that any Guarantor may have to seek reimbursement, contribution or indemnification for any amounts paid by such Guarantor under its Guarantee.  To the extent that the laws of the State of California may be deemed to apply to the Guarantees, each Guarantor further understands and acknowledges that, in the absence of this waiver, such potential impairment or destruction of the Guarantor’s rights, if any, may entitle the Guarantor to assert a defense to its Guarantee based on California Code of Civil Procedure §580d as interpreted in Union Bank v. Gradsky, (1968) 265 CA 2d 40, 71 CR 64, on the grounds, among others, that a lender should be estopped from pursuing a guarantor when the lender’s election to foreclose has impaired or destroyed the guarantor’s rights of subrogation, reimbursement, contribution or indemnification rights.  By execution of this Agreement, each Guarantor intentionally, freely, irrevocably, and unconditionally: (A) waives and relinquishes that defense and agrees that such Guarantor will be liable under its Guarantee even though the Collateral Agent had foreclosed judicially or nonjudicially against any real or personal property collateral for the Obligations or any of the Guarantees; and (B) agrees that such Guarantor will not assert that defense in any action or proceeding which the Collateral Agent or the Lenders may commence to enforce its Guarantee.  Without limiting the foregoing, each Guarantor waives all rights and defenses arising out of an election of remedies by the Collateral Agent or the Lenders, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Guarantor’s rights of subrogation and reimbursement against the principal or another Guarantor by the operation of Section 580d of the California Code of Civil Procedure.

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(iv)  To the extent that the laws of the State of California may be deemed to apply to the Guarantees, each Guarantor intentionally, freely, irrevocably and unconditionally waives and relinquishes all rights which may be available to it under any provision of California law or under any California judicial decision, including Section 580a and 726(b) of the California Code of Civil Procedure, to seek to limit the amount of any deficiency judgment or other judgment which may be obtained against such Guarantor under its Guarantee to not more than the amount by which the unpaid Obligations guaranteed hereby exceed the fair market value or fair value of any real or personal property securing said Obligations, including, without limitation, all rights to an appraisement of, judicial or other hearing on, or other determination of the value of said property.

(v)  To the extent that the laws of the State of California may be deemed to apply to the Guarantees, and without limiting any of the other waivers and provisions set forth herein, if the debt of any Borrower or another Guarantor’s  Guarantee is secured by real property, each Guarantor hereby intentionally, freely, irrevocably and unconditionally waives all rights and defenses that Guarantor may have because the debt of such Borrower or another Guarantor’s Guarantee is secured by real property; this means, among other things: (A) the Collateral Agent and the Lenders may collect from that Guarantor without first foreclosing on any real or personal property collateral pledged by any Borrower or another Guarantor; (B) the amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is determined to be worth more than the sale price; and (C) the Collateral Agent and the Lenders may collect from that Guarantor even if the Collateral Agent, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from such Borrower or another Guarantor.  This is an unconditional and irrevocable waiver of any rights and defenses that such Guarantor may have under circumstances where the debt of any Borrower or another Guarantor’s Guarantee is secured by real property.  These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

Section 2.04.  Reinstatement.  Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrowers, any other Loan Party or otherwise.

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Section 2.05.  Agreement To Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrowers or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation.  Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrowers or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

Section 2.06.  Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers’ and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Pledge of Securities

Section 3.01.  Pledge.  Each Grantor hereby ratifies and affirms its pledge, assignment and grant of security interests made pursuant to Section 3.01 of the Existing Guarantee and Collateral Agreement, and, for the avoidance of doubt, as security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by it and listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “Pledged Stock”); provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary, (ii) to the extent applicable law requires that a subsidiary of such Grantor issue directors’ qualifying shares, such qualifying shares or (iii) any Equity Interests received by Denny’s Holdings in respect of shares of Series A Cumulative Convertible Preferred Stock of Simeus Holdings, Inc. to the extent that, on the date such Equity Interests are received, the Equity Rights Agreement entered into as of August 30, 2001, by and among Simeus Holdings, Inc. and Denny’s Holdings restricts the pledge of such Equity Interests; (b)(i) the debt securities listed opposite the name of such Grantor on Schedule II, (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments, if any, evidencing such debt securities (the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01; (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above and the property referred to in clause (c) above; (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

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TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 3.02.  Delivery of the Pledged Collateral.

(a)  Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent certificates, instruments and other documents representing or evidencing any Pledged Securities having a value in excess of $10,000.

(b)  Each Grantor will cause any Indebtedness for borrowed money (other than trade debt incurred in the ordinary course of business) owed to such Grantor by any Person in excess of $10,000 in principal amount to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof.

(c)  Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request to perfect its security interest therein and (ii) all other property composing part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request to perfect its security interest therein.  Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.  Each schedule so delivered shall supplement any prior schedules so delivered.

Section 3.03.  Representations, Warranties and Covenants.  The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a)  Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b)  the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock issued by a corporation, are fully paid and nonassessable, (ii) in the case of Pledged Debt Securities other than Pledged Debt Securities issued by Parent, any Borrower or any other Subsidiary, to the knowledge of the Grantor pledging any such Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof and (iii) in the case of Pledged Debt Securities issued by Parent, any Borrower or any other Subsidiary, are legal, valid and binding obligations of the issuer thereof;

(c)  except for the security interests granted hereunder, each Grantor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement and Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement and Permitted Liens and (iv) will defend its title or interest hereto or therein against any and all Liens (other than Liens created by this Agreement and Permitted Liens), however arising, of all Persons;

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(d)  except for restrictions and limitations imposed by the Loan Documents, the Pledged Collateral is and will continue to be freely transferable and assignable (subject to restrictions imposed under applicable law), and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e)  each Grantor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f)  no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g)  by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

(h)  the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

Section 3.04.  Certification of Limited Liability Company and Limited Partnership Interests.  Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder shall be represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

Section 3.05.  Registration in Nominee Name; Denominations.  The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent.  Upon Collateral Agent’s request, each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor.  The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

Section 3.06.  Voting Rights; Dividends and Interest, etc.  (a)  Unless and until an Event of Default shall have occurred and be continuing:

(i)  Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities, the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

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(ii)  Subject to paragraphs (b) and (c) of this Section 3.06, the Collateral Agent authorizes each Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

(iii)  Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(b)  Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02.  After all Events of Default have been cured or waived and the Borrowers have delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c)  Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right, from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.  After all Events of Default have been cured or waived and the Borrowers have delivered to the Collateral Agent a certificate to that effect, each Grantor will have the right to exercise the voting and consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

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ARTICLE IV

Security Interests in Personal Property

Section 4.01.  Security Interest.  (a)     Each Grantor hereby ratifies and affirms its pledge, assignment and grant of security interest made pursuant to Section 4.01 of the Existing Guarantee and Collateral Agreement, and, for the avoidance of doubt, as security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)  all Accounts;

(ii)  all Chattel Paper;

(iii)  all cash and Deposit Accounts;

(iv)  all Documents;

(v)  all Equipment;

(vi)  all General Intangibles;

(vii)  all Instruments;

(viii)  all Inventory;

(ix)  all Investment Property;

(x)  all insurance claims and proceeds;

(xi)  all Letter-of-credit rights;

(xii)  all books and records pertaining to the Article 9 Collateral; and

(xiii)  to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(b)  Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted to the Collateral Agent, including describing such property as “all assets” or “all property”.  Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

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Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c)  The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

Section 4.02.  Representations and Warranties.  The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

(a)  Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect.

(b)  The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Closing Date.  Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared and filed by the Collateral Agent in connection with the Existing Guarantee and Collateral Agreement and such filings, recordings or registrations are consistent with the information provided to the Collateral Agent in the Perfection Certificate delivered in connection with this Agreement and remain appropriate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Borrowers to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.12 or 5.14 of the Credit Agreement), and constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments.  Each Grantor represents and warrants that a fully executed agreement in the form hereof or in a form reasonably satisfactory to the Collateral Agent containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States registered Patents (and Patents for which United States registration applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights (and Copyrights for which United States registration applications are pending) has been delivered to the Collateral Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other applicable jurisdiction and reasonably requested by the Collateral Agent, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

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(c)  The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and otherwise as may be required pursuant to the laws of any other applicable jurisdiction.  The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

(d)  The Article 9 Collateral is owned by the Grantors free and clear of any Lien, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.  None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

(e)  None of the Grantors holds any Commercial Tort Claim as of the Closing Date except as indicated on the Perfection Certificate.

(f)  All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

Section 4.03.  Covenants.

(a)  Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name, (ii) in the location of any office in which it maintains books or records relating to Article 9 Collateral owned by it or any office or facility at which Article 9 Collateral owned by it is located (including the establishment of any new such office or facility), (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization.  Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in clauses (i), (iii) and (v) of the immediately preceding sentence.  Each Grantor agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral.  Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.

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(b)  Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with reasonably prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral.

(c)  Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a) of the Credit Agreement, the Borrowers shall deliver to the Collateral Agent a certificate executed by a Financial Officer and a legal officer of the Borrowers (i) setting forth the information required pursuant to Schedule 6 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.03(c) and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) of this Section 4.03(c) to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).  Each certificate delivered pursuant to this Section 4.03(c) shall identify in the format of Schedule III to this Agreement all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

(d)  Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

(e)  Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

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Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Article 9 Collateral.  Each Grantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Article 9 Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral.

(f)  The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors’ own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, at reasonable times and intervals during normal business hours upon reasonable advance notice to the respective Grantor, to discuss the Grantors’ affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.07 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification.  Subject to Section 9.12 of the Credit Agreement, the Collateral Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(g)  At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(g) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(h)  If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent to the extent permitted by any contracts or arrangements to which such property is subject.  Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(i)  Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

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(j)  None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by the Credit Agreement.  None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that (i) Inventory may be sold in the ordinary course of business and (ii) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document.  Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have acknowledged in writing, in form and substance reasonably satisfactory to the Collateral Agent, that such warehouseman, agent, bailee or processor holds the Inventory for the benefit of the Collateral Agent subject to the Security Interest and shall act upon the instructions of the Collateral Agent without further consent from the Grantor, and that such warehouseman, bailee, agent or processor further agrees to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise; provided that such written acknowledgment shall not be required until the fair market value of all Inventory in such possession or under such control exceeds $1,000,000 in aggregate amount.

(k)  None of the Grantors will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with reasonably prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

(l)  The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Schedule IV hereto and Section 5.02 of the Credit Agreement.  Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto.  In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable.  All sums disbursed by the Collateral Agent in connection with this Section 4.03(l), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

(m)  Each Grantor shall maintain, in form and manner reasonably satisfactory to the Collateral Agent, its Chattel Paper and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Chattel Paper has been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

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Section 4.04.  Other Actions.  In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a)  Instruments and Tangible Chattel Paper.  If any Grantor shall at any time hold or acquire any Tangible Chattel Paper having a value in excess of $10,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b)  Deposit Accounts.

(i)  (x) For deposit accounts holding in the aggregate at least 80% of all amounts held by all Grantors in all deposit accounts that are maintained as of the Closing Date, the applicable Grantors shall execute and deliver, and cause the bank with which such Grantor maintains such deposit accounts (each such bank a “Deposit Account Bank”) to execute and deliver Deposit Account Control Agreements as required by Section 5.13 of the Credit Agreement and (y) for any deposit account that any Grantor at any time opens after the Closing Date, such Grantor shall execute and deliver, and use its best efforts to cause the Deposit Account Bank in which any such deposit account is maintained to execute and deliver, a Deposit Account Control Agreement; provided, that no Grantor shall permit the aggregate amount held in any such deposit account opened after the Closing Date for which the applicable Deposit Account Bank has not executed and delivered a Deposit Account Control Agreement to exceed $25,000 at any one time.  The Grantors shall not permit the aggregate amount held in accounts for which no Deposit Account Control Agreement has been executed by a Deposit Account Bank and delivered to the Administrative Agent to exceed $500,000 at any time.  Grantors will maintain cash management systems reasonably acceptable to the Collateral Agent (it being understood that the cash management system as in effect on the Closing Date is acceptable to the Collateral Agent).  The provisions of this clause (i) shall not apply to any deposit account for which the Collateral Agent is the Deposit Account Bank or the customer of such bank with respect to such deposit account.

(ii)  Each Grantor acknowledges and agrees that (x) the funds on deposit in the deposit accounts shall continue to be collateral security for all the Obligations and (y) upon the occurrence and during the continuance of an Event of Default and if expressly consented to in writing by the Required Lenders (which consent may not be unreasonably withheld), the funds on deposit in such deposit accounts shall be applied as provided in Section 5.02.  Each Grantor irrevocably authorizes the Collateral Agent to (A) notify each Sub-Agent of the occurrence of an Event of Default and (B) following the occurrence of an Event of Default and if expressly consented to in writing by the Required Lenders (which consent may not be unreasonably withheld), instruct each Sub-Agent to apply the funds on deposit in such deposit account in accordance with Section 5.02.  Each Grantor hereby agrees to irrevocably direct each Sub-Agent to comply with the instructions of the Collateral Agent with respect to the relevant deposit account without further consent from the Grantor or any other Person.

(c)  Investment Property.  Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any Certificated Security having a value in excess of $10,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.  If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities.  If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (A) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other investment property or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (B) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such investment property.  The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing or, after giving effect to any such investment and withdrawal rights, would occur.  The provisions of this paragraph (c) shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

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(d)  Electronic Chattel Paper and Transferable Records.  If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record” having a value in excess of $10,000, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(e)  Letter-of-Credit Rights.  If any Grantor is at any time a beneficiary under a letter of credit having a stated amount in excess of $10,000 now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

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(f)  Commercial Tort Claims.  If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $1,000,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and grant to the Collateral Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

Section 4.05.  Covenants Regarding Patent, Trademark and Copyright Collateral.

(a)  Each Grantor agrees that it will not do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent that is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(b)  Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.

(c)  Each Grantor (either itself or through its licensees or its sublicensees) will, for each work covered by a Copyright material to the conduct of such Grantor’s business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

(d)  Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of such Grantor’s business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same or its right to keep and maintain the same.

(e)  In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent or for the registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent thereof, and, upon the request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

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(f)  Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of such Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g)  In the event that any Grantor has reason to believe that any Article 9 Collateral consisting of a material Patent, Trademark or Copyright has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Collateral Agent and shall, if consistent with good business judgment and if it is reasonably determined by the Grantor that there is a potential risk of material damage to the Patent, Trademark or Copyright, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.

(h)  Upon and during the continuance of an Event of Default, each Grantor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor under each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

ARTICLE V

Remedies

Section 5.01.  Remedies Upon Default.  Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times:  (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Collateral Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained); and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law.  Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale of Collateral the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

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The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine.  The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Section 5.02.  Application of Proceeds.  The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, that it has obtained as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent and the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent or the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

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SECOND, to the Collateral Agent for distribution to the Secured Parties as provided in Section 2.16(b)(ii) of the Credit Agreement for the payment in full of the Obligations owed to the Secured Parties.

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

Section 5.03.  Grant of License to Use Intellectual Property.  For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.  The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent and, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

Section 5.04.  Securities Act, etc.  In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder.  Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect.  Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale.  Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions.  In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached.  The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

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ARTICLE VI

Indemnity, Subrogation and Subordination

Section 6.01.  Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrowers agree that (a) in the event a payment shall be made by any Guarantor under this Agreement in respect of any Obligation, the Borrowers shall, jointly and severally, indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an Obligation, the Borrowers shall, jointly and severally, indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value (as reasonably determined by the Borrowers) of the assets so sold.

Section 6.02.  Contribution and Subrogation.  Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrowers as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor).  Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

Section 6.03.  Subordination.

(a)     Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.  No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

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(b)  Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE VII

Miscellaneous

Section 7.01.  Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  All communications and notices hereunder to any Subsidiary Loan Party shall be given to it in care of the Borrowers as provided in Section 9.01 of the Credit Agreement.

Section 7.02.  Security Interest Absolute.  All rights of the Collateral Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, (d) any law or regulation of any jurisdiction or any other event affecting any term of a guaranteed obligation or (e) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement.

Section 7.03.  Survival of Agreement.  All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

Section 7.04.  Binding Effect; Several Agreement.  This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.  This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

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Section 7.05.  Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

Section 7.06.  Collateral Agent’s Fees and Expenses; Indemnification.

(a)  The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement.

(b)  Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

(c)  Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents.  The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.  All amounts due under this Section 7.06 shall be payable on written demand therefor.

Section 7.07.  Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor: (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

29

Section 7.08.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 7.09.  Waivers; Amendment.

(a)  No failure or delay by the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The rights, powers and remedies of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.  No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

Section 7.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

30

Section 7.11.  Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability in such jurisdiction of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.12.  Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 7.04.  Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 7.13.  Headings.  Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 7.14.  Jurisdiction; Consent to Service of Process.

(a)  Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or Guarantor, or its properties, in the courts of any jurisdiction.

(b)  Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 7.14.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01.  Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

31

Section 7.15.  Termination or Release.

(a)  This Agreement, the guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when all the Loan Document Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Facility LC Obligations and the Revolving LC Obligations have been reduced to zero and the LC Facility Issuing Bank and the Revolving Issuing Bank have no further obligations to issue Letters of Credit under the Credit Agreement.

(b)  A Subsidiary Loan Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Loan Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Loan Party ceases to be a Subsidiary of the Parent; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c)  Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any Person that is not a Grantor, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement, the security interest in such Collateral shall be automatically released; provided that the Proceeds resulting from such sale or other transfer shall be included in the Collateral.

(d)  In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 7.15, the Collateral Agent shall execute and deliver to any Grantor at such Grantor’s expense all documents that such Grantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent.

Section 7.16.  Additional Subsidiaries.  Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary of a Loan Party that was not in existence or not a Subsidiary on the date of the Credit Agreement and is not a Foreign Subsidiary is required to enter into this Agreement as a Subsidiary Loan Party upon becoming such a Subsidiary.  Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Loan Party hereunder with the same force and effect as if originally named as a Subsidiary Loan Party herein.  The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder.  The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

Section 7.17.  Right of Setoff.  Subject to Section 9.08 of the Credit Agreement, if an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Subsidiary Loan Party against any of and all the obligations of such Subsidiary Loan Party now or hereafter existing under this Agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured.

Section 7.18.  Effect on Existing Guarantee and Collateral Agreement.  Upon the execution and delivery by the parties hereto of this Agreement and the satisfaction of the conditions set forth in Sections 4.01 and 4.02 of the Credit Agreement, (i) this Agreement shall, except to the extent explicitly provided herein, be deemed to amend, restate and supersede the Existing Guarantee and Collateral Agreement; provided that the obligations of the Loan Parties (party hereto) under the Existing Guarantee and Collateral Agreement and the grant of security interest in the Collateral by the relevant Loan Parties under the Existing Guarantee and Collateral Agreement shall continue under this Agreement, and shall not in any event be terminated, extinguished or annulled, but shall hereafter be governed by this Agreement and (ii) all Obligations under the Existing Guarantee and Collateral Agreement shall continue to be outstanding except as expressly modified by this Agreement and shall be governed in all respects by this Agreement, it being agreed and understood that this Agreement does not constitute a novation or satisfaction of any Obligation under the Existing Guarantee and Collateral Agreement except as expressly modified by this Agreement, nor does it operate as a waiver of any right, power or remedy of any Lender under any “Loan Documents” (as defined in the Existing Credit Agreement).

32

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

DENNY’S, INC.

By:      /s/ Alex Lewis
Name: Alex Lewis
Title:   Vice President and Treasurer

DENNY’S REALTY, LLC

By:           DFO, LLC
Its:           Sole Member

By:           Denny’s Inc.
Its:           Sole Member

By:      /s/ Alex Lewis
Name: Alex Lewis
Title:   Vice President and Treasurer

DENNY’S CORPORATION

By:      /s/ Alex Lewis
Name: Alex Lewis
Title:   Vice President and Treasurer

DENNY’S HOLDINGS, INC.

By:      /s/ Nicholas Fortuna
Name: Nicholas Fortuna
Title:   Vice President and Secretary

DFO, LLC

By:           Denny’s Inc.
Its:           Sole Member

By:      /s/ Alex Lewis
Name: Alex Lewis
Title:   Vice President and Treasurer

BANK OF AMERICA, N.A.,
as Collateral Agent

By:      /s/ Tamisha U. Eason
Name: Tamisha U. Eason
Title:   Vice President

Schedule I to
the Guarantee and
Collateral Agreement

Subsidiary Loan Parties

Subsidiary	Jurisdiction of Organization

Denny's Holdings, Inc.	New York
Denny's, Inc.	California
DFO, LLC	Delaware
Denny's Realty, LLC	Delaware

Schedule II to
the Guarantee and
Collateral Agreement

EQUITY INTERESTS

Issuer	Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

Denny’s Holdings, Inc,	2	Denny’s Corporation	10,000 shares common stock	100%
Denny’s Inc.	5	Denny’s Holdings, Inc.	1,000 shares common stock	100%
Denny’s Realty, LLC	N/A	DFO, LLC	All membership interests	100%
DFO, LLC	N/A	Denny’s Inc.	All membership interests	100%
La Mirada Enterprises No. 1, Inc.	3	Denny’s, Inc.	1000 shares	100%
Simeus Holdings, Inc.	Replacement certificate to be provided	Denny’s Holdings, Inc.	25,000 shares of Series A cumulative convertible preferred stock	100% (this series only)
Advantica Systems, Inc.	1	Denny’s Corporation	200 shares common stock	100%
IM Purchasing, Inc.	2	Denny’s Corporation	10,000 shares common stock	100%
Flagstar Holdings, Inc.	2	Denny’s Corporation	218,700 shares common stock	100%

DEBT SECURITIES

Stated Payee	Stated Maker(s)	Stated Original Principal Amount	Principal Amount as of 08/31/04	Stated Date of Note	Maturity Date

Denny's, Inc.	Denar LLC and Guillermo Perales	$728,750.00	$678,750.00	3/14/1999	5/27/2009
Denny's, Inc.	Leonard Avery	$550,000.00	$28,548.03	4/5/2001	04/25/2007
	TOTAL DEBT SECURITIES		$707,298.03

Schedule III to
Guarantee and
Collateral Agreement

OWNED COPYRIGHTS

None.

Schedule III
to Guarantee and
Collateral Agreement

OWNED PATENTS

None.

Schedule III
to Guarantee and
Collateral Agreement

OWNED TRADEMARK/TRADE NAMES

U.S. Trademarks

Domestic Mark	Jurisdiction	Class	Owner	Status	Reg./Serial #	Reg./Filing Date	Renewal Date
All-American Slam	US	29	DFO, LLC	Registered	1,950,994	23-Jan-96	23-Jan-16
Applesauce Swimmers	US	29	DFO, LLC	Registered	3,045,056	17-Jan-06	17-Jan-16
Country Scramble	US	29	DFO, LLC	Registered	2,219,066	19-Jan-99	19-Jan-09
Cucumber Craverz	US	29	DFO, LLC	Registered	3,027,395	13-Dec-05	13-Dec-15
D-Zone	US	43	DFO, LLC	Registered	2,992,224	6-Sep-05	6-Sep-15
Denny's Classic Diner (and Design)	US	42	DFO, LLC	Registered	2,469,927	17-Jul-01	17-Jul-11
Denny's Classic Diner (and Design)	US	42	DFO, LLC	Registered	2,469,928	17-Jul-01	17-Jul-11
Denny's Classic Diner (and Design)	US	42	DFO, LLC	Registered	2,512,281	27-Nov-01	27-Nov-11
Denny's Diner (Stylized)	US	42	DFO, LLC	Registered	2,372,959	1-Aug-00	1-Aug-10
Denny's Diner (and Design)	US	42	DFO, LLC	Registered	2,372,993	1-Aug-00	1-Aug-10
Denny's Diner (and Design)	US	42	DFO, LLC	Registered	2,372,994	1-Aug-00	1-Aug-10
Denny's Diner (and Design)	US	42	DFO, LLC	Registered	2,377,637	15-Aug-00	15-Aug-10
Denny's Diner (and Design)	US	42	DFO, LLC	Registered	2,653,324	26-Nov-02	26-Nov-12
Denny's Diner (and Design)	US	42	DFO, LLC	Registered	1,720,986	29-Sep-92	29-Sep-12
Denny's Diner (and Design)	US	42	DFO, LLC	Registered	1,886,750	28-Mar-95	28-Mar-15
Denny's Diner (and Design)	US	42	DFO, LLC	Registered	2,320,275	22-Feb-00	22-Feb-10
Denny's (Stylized)	US	42	DFO, LLC	Registered	2,364,727	4-Jul-00	4-Jul-10
Denny's (Stylized)	US	42	DFO, LLC	Registered	866,599	11-Mar-69	11-Mar-09
Denny's (Stylized)	US	42	DFO, LLC	Registered	862,087	17-Dec-68	17-Dec-08
Denny's (Stylized)	US	42	DFO, LLC	Registered	1,903,868	4-Jul-95	4-Jul-15
Denny's	US	42	DFO, LLC	Registered	736,161	14-Aug-62	14-Aug-12
Denny's	US	29, 30, 32	DFO, LLC	Registered	1,053,390	23-Nov-76	23-Nov-06
Denny's (Stylized)	US	42	DFO, LLC	Registered	740,359	6-Nov-62	6-Nov-12
Denny's All Night (and Design)	US	43	DFO, LLC	Registered	2,888,674	28-Sep-04	28-Sep-14
Denny's Til Dawn	US	42	DFO, LLC	Registered	1,720,991	29-Sep-92	29-Sep-12
Denver Scramble	US	29	DFO, LLC	Registered	2,964,207	28-Jun-05	renewal June 28, 2015
Dusk 'Til Dawn	US	42	DFO, LLC	Registered	3,051,982	31-Jan-06	31-Jan-16
Fit Fare	US	42	DFO, LLC	Registered	1,996,275	20-Aug-96	20-Aug-16
(Design only)	US	43	DFO, LLC	Registered	2,761,133	9-Sep-03	9-Sep-13
French Slam	US	30	DFO, LLC	Registered	1,735,075	24-Nov-92	24-Nov-12
French-toastix	US	30	DFO, LLC	Registered	2980325	7-26-06	Renewal July 26, 2015
A Good Place to Sit and Eat	US	43	DFO, LLC	Registered	2,896,910	26-Oct-04	26-Oct-14
Grand Slam	US	29	DFO, LLC	Registered	1,813,884	28-Dec-93	28-Dec-13
Grand Slam Breakfast	US	29	DFO, LLC	Registered	1,277,223	8-May-84	8-May-14
Grand Slam Slugger	US	29	DFO, LLC	Registered	2,683,460	4-Feb-03	3-Feb-13
Great Food and Great Service by Great People...Every Time!	US	43	DFO, LLC	Registered	2,802,016	6-Jan-04	6-Jan-14
Heartland Scramble (Block letters)	US	29	DFO, LLC	Registered	3,086,695	25-Apr-06	25-Apr-16
Jr. Grand Slam	US	29	DFO, LLC	Registered	1,270,950	20-Mar-84	20-Mar-14
Major League Burgers	US	30	DFO, LLC	Registered	2,611,072	27-Aug-02	27-Aug-12
Moons Over My Hammy	US	30	DFO, LLC	Registered	1,946,766	9-Jan-96	9-Jan-16
(Design Only)	US	42	DFO, LLC	Registered	2,005,185	1-Oct-96	1-Oct-06
Pizza Party	US	30	DFO, LLC	Registered	2,577,906	11-Jun-02	11-Jun-12
Play It Again Slam	US	29	DFO, LLC	Registered	1,736,807	1-Dec-92	1-Dec-12
Potato Volcano	US	29	DFO, LLC	Registered	3,027,397	13-Dec-05	13-Dec-15
Senior Belgian Waffle Slam	US	30	DFO, LLC	Registered	1,757,060	03/09/1993	9-Mar-13
ShrimpsAhoy	US	29	DFO, LLC	Registered	2,881,173	7-Sep-04	7-Sep-14
Slam	U.S.	29, 30	DFO, LLC	Registered	2,592,374	9-Jul-02	9-Jul-12
Slim Slam	US	30	DFO, LLC	Registered	2,569,543	14-May-02	14-May-12
Southern Slam	US	29	DFO, LLC	Registered	1,743,375	29-Dec-92	29-Dec-12
Super Bird	US	30	DFO, LLC	Registered	1,378,319	14-Jan-86	14-Jan-16
Super Slam	US	29, 30	DFO, LLC	Registered	1,944,101	26-Dec-95	12/26/2005 renewal filed 6/16/06 - grace period
Super Scrambles (Block letters)	US	29	DFO, LLC	Registered	2,966,985	12-Jul-05	renewal July 12, 2015
The Triple Play	US	29	DFO, LLC	Registered	2,683,459	4-Feb-03	3-Feb-13
'Til Dawn	US	42	DFO, LLC	Registered	2,536,481	5-Feb-02	5-Feb-12
Triple Play Deal	US	29	DFO, LLC	Registered	2,695,449	11-Mar-03	11-Mar-13
Ultimate Omelette	US	29	DFO, LLC	Registered	1,645,411	21-May-91	21-May-11

Pending U.S. Trademark Applications

None

International Trademarks

International Mark	Country	Class	Owner1	Status	App. #/Filing Date	Reg. #/Date	Renewal Date
Denny's and French Diamond Design	Argentina	42	DFO, LLC	Registered	1928848 07/24/94	1,593,942 03/18/96	18-Mar-06
Denny's	Aruba	43	DFO, LLC	Registered	4-Aug-03	22933 05/28/2004	4-Aug-13
Denny's	Australia	30	DFO, LLC	Registered	A454,325 10/27/86	A454,325 10/27/87	27-Oct-07
Denny's (word mark)	Australia	42	DFO, LLC	Registered	714,263 07/31/96	714263 10/07/97	31-Jul-16
Denny's	Australia	29	DFO, LLC	Registered	A454,324	A454324 10/27/96	27-Oct-07
Denny's (word mark)	Australia	42	DFO, LLC	Registered	A454,326	A454326 10/27/86	27-Oct-07
Denny's and Device	Australia	42	DFO, LLC	Registered	B338729	B338729 10/08/86	8-Oct-10
Super Bird	Australia	30	DFO, LLC	Registered	A454717A	A454717 10/11/86	31-Oct-07
Dely	Austria	29, 30, 31	DFO, LLC	Registered		100,159 07/21/82	21-Jul-02
Denny's	Austria	42	DFO, LLC	Registered		100,158 07/21/82	31-Jul-12
Denny's	Barbados	29	DFO, LLC	Registered	4-Aug-93	81/8407 02/25/99	25-Feb-09
Denny's	Barbados	30	DFO, LLC	Registered	4-Aug-93	81/8408 02/25/99	25-Feb-09
Denny's	Barbados	32	DFO, LLC	Registered	4-Aug-93	81/8406 02/25/99	25-Feb-09
Denny's within a French Diamond	Barbados	29	DFO, LLC	Registered	4-Aug-93	81/8405	25-Feb-09
Denny's within a French Diamond	Barbados	32	DFO, LLC	Registered	4-Aug-93	81/8403	25-Feb-09
Denny's within a French Diamond	Barbados	30	DFO, LLC	Registered	4-Aug-93	81/8404	25-Feb-09
Denny's	Benelux	30, 32	DFO, LLC	Registered		175818 05/12/70	21-Jan-90
Denny's	Benelux	6,9,16,29, 30, 32	DFO, LLC	Registered	24-Jun-71	044178 06/24/80	24-Jun-10
Denny's	Bolivia		DFO, LLC	Registered	1830 09/07/94	C-64209 09/07/1994	1-Jul-07
Denny's	Brazil	38 will be reclassed to 43 with renewal	DFO, LLC	Registered	813.342.961 02/26/87	813.342.961 12/01/92	12/01/2002 renewal filed
Denny's and (maple leaf) Design (in B&W)	Canada	43	DFO, LLC	Registered	Serial No. 1,142,698	TMA601,698 02/09/2004	9-Feb-19
Denny's and (maple leaf) Design (in color)	Canada	43	DFO, LLC	Registered	Serial No. 1,129,676	598001 12-18-2003	18-Dec-18
Denny's and (French Diamond) Design (in color)	Canada	43	DFO, LLC	Registered	Serial No. 1,122,162	TMA601,581 02/06/2004	6-Feb-19
Denny's and (French Diamond) Design (in B&W)	Canada	43	DFO, LLC	Registered	Serial No. 1,122,165	TMA601,912 02/11/2004	11-Feb-19
Denny's and (Maple Leaf) Design (in B&W)	Canada	43	DFO, LLC	Registered	Serial No. 1,122,164	TMA601,728 02/10/2004	10-Feb-19
Denny's and (Maple Leaf) Design (in color)	Canada	43	DFO, LLC	Registered	Serial No. 1,122,166	TMA601,580 02/06/2004	6-Feb-19
Denny's	Canada	42	DFO, LLC	Registered	321494 04/12/1969	TMA169,549 06/05/70	5-Jun-15
Denny's and Design	Canada	42	DFO, LLC	Registered	739,942 10/28/93	TMA455,762 03/22/96	22-Mar-11
Denny's and Design	Canada	29, 30, 42	DFO, LLC	Registered	321,495	TMA169,550 06/05/70	5-Jun-15
Denny's Stylized within a French Diamond	Canada	42	DFO, LLC	Registered	739,991 10/28/93	TMA454,583 02/23/96	23-Feb-11
Grand Slam Breakfast	Canada	29	DFO, LLC	Registered	753,198 05/03/94	TMA440,682 03/17/95	17-Mar-10
Super Bird	Canada		DFO, LLC	Registered	687,647 08/14/91	TMA404,315 10/30/92	30-Oct-07
Super Slam	Canada		DFO, LLC	Registered	1,135,704 04/05/02	TMA569,070 10/18/02	18-Oct-17
The Ultimate Omlette	Canada		DFO, LLC	Registered	687,649 08/14/91	TMA404,316 10/30/92	30-Oct-07
Denny's, Inc.	Chile	42	DFO, LLC	Registered	3677 06/03/82	395,511 12/02/82 653.999 01/08/03	8-Jan-13
Denny's In Chinese Characters	China	42	DFO, LLC	Registered	93094339 09/30/93	777369 02/06/95	6-Feb-15
Denny's Stylized	China	32	DFO, LLC	Registered		180767 07/05/83	4-Jul-13
Denny's Stylized	China	29	DFO, LLC	Registered		180766 07/05/83	4-Jul-13
Denny's
Community Trademark (Austria, Blegium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden, United Kingdom, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia, Slovenia)

			DFO, LLC	Registered		00789709 07/26/2002	26-Jul-12

International Mark	Country	Class	Owner1	Status	App. #/Filing Date	Reg. #/Date	Renewal Date
Denny's	Costa Rica	42	DFO, LLC	Registered		68.227 10/26/87	26-Oct-07
Denny's (stylized)	Costa Rica	42	DFO, LLC	Registered		113265 04/19/1999	19-Apr-09
Denny's (stylized in a French diamond)	Costa Rica	42	DFO, LLC	Registered		113266 04/19/1999	19-Apr-09
Denny's	Denmark	42	DFO, LLC	Registered	27-Jan-87	VR 01.493198 04/04/87	4-Apr-97
Denny's	Denmark	42	DFO, LLC	Registered	27-Jan-87	1493/1987 04/24/87	24-Apr-07
Denny's and French Diamond Design	Dominican Rep.	70	DFO, LLC	Registered	23,739 04/24/95	78,566 07/15/95	15-Jul-15
Denny's	Ecuador	trade name	DFO, LLC	Registered	8,388 09/18/95	793/95 09/18/95	18-Sep-05
Denny's	Ecuador	43	DFO, LLC	Registered	151.200 11/24/2004	1194-05 09/21/2005	21-Sep-15
Denny's	Egypt	42	DFO, LLC	Registered	133040 05/17/2000	133040 07/19/2004	17-May-10
Denny's	El Salvador	42	DFO, LLC	Registered	3466/94 09/20/94	171 Book 165	29-Jan-13
Denny's and Design	El Salvador	42	DFO, LLC	Registered		No. 160 book 188 pages 327328 02/10/2005	10-Feb-15
Denny's	Fed. Republic of Germany	42	DFO, LLC	Registered		1043588 06/06/89	30-Jun-09
Denny's	Fed. Republic of Germany	30	DFO, LLC	Registered		923334 01/20/80	31-Jan-10
Denny's	Finland	42	DFO, LLC	Registered	4793/83 09/13/83	93220 08/05/85	8-May-15
Denny's and French Diamond Design	Finland	42	DFO, LLC	Registered	1255/95 02/17/95	203660 12/31/96	31-Dec-06
Denny's	France	42	DFO, LLC	Registered	786,901 03/18/86	1347135 03/18/86	18-Mar-06
Denny's within a French Diamond	France	29,30,32,42 to 43	DFO, LLC	Registered	93/478.461 07/29/93	93478461 01/14/94	28-Jul-13
Denny's & Device	France	16,22,29,30,31,32,33	DFO, LLC	Registered	958,088 09/30/88	1491529 09/30/88	14-Sep-98
Denny's	Greece	29,30,32	DFO, LLC	Registered	70658 12/21/81	70658 10/17/84	21-Dec-01
Denny's	Guatemala	42	DFO, LLC	Registered		112566 03/09/2001	9-Feb-11
Denny's	Honduras	43	DFO, LLC	Registered	11476/2002 9/30/02	9.093 05/19/03	19-May-13
Denny's and Device	Italy	42	DFO, LLC	Registered	F198C001182 10/30/98	832214 01/16/01	30-Oct-08
Denny's and Device	Italy	42	DFO, LLC	Registered	32948C/82 02/02/1982	489672 03/09/88	2-Feb-02
Denny's Stylized	Italy	16,22,29,30,31,32,33,35	DFO, LLC	Registered	6-Oct-88	550713 10/16/91	10/06/1998
Denny's	Jordan	32	DFO, LLC	Registered	33895 12/27/93	33895 12/30/00	27-Dec-10
Denny's	Jordan	29	DFO, LLC	Registered	33894 12/23/93	33894 12/30/00	26-Dec-10
Denny's	Jordan	30	DFO, LLC	Registered	34223 12/27/93	34340 12/30/00	27-Dec-10
Denny's (word mark)	Korea (South)	42	DFO, LLC	Registered	78 1990	2776 11/14/80	14-Nov-10
Denny's and French Diamond Design (green checkerboard)	Korea (South)	112	DFO, LLC	Registered	94-10053 12/09/94	32941 09/06/96	6-Sep-06
Denny's with French Diamond (cartoon letters)	Korea (South)	112 will be reclassed as 43	DFO, LLC	Registered	51-2003-866 reclass app 56-2003-8728 06/26/03	20818 07/29/93	29-Jul-13
Grand Slam	Korea (South)	7	DFO, LLC	Registered	96-53144 12/07/96	407949 07/06/1998	6-Jul-08
Denny's and French Diamond Design	Malaysia	30	DFO, LLC	Registered	94/08482 09/17/94	94/08482 09/26/01	17-Sep-11
All American Slam	Mexico	29	DFO, LLC	Registered	221523 01/12/1995	580276 06/30/98	12-Jan-15
All American Slam	Mexico	30	DFO, LLC	Registered	221508 01/12/95	490594 05/02/95	12-Jan-15
Denny's	Mexico	42	DFO, LLC	Registered	101064 06/11/76	204331 07/13/77	11-Jun-11
Denny's	Mexico	46	DFO, LLC	Registered	160416 01/30/80	242337 03/13/80	12-Jan-15
Denny's & design	Mexico	43	DFO, LLC	Registered	675753 09/07/2004	856647 10/26/2004	7-Sep-14
Denny's Diner & Design	Mexico	42	DFO, LLC	Registered	464926	707755 07/27/2001	8-Jan-11
Denny's Til Dawn	Mexico	43	DFO, LLC	Registered	221494 01/12/95	498610 07/26/95	12-Jan-15
Fit Fare	Mexico	29	DFO, LLC	Registered	225137 02/21/95	488121 04/21/95	21-Feb-15
Fit Fare	Mexico	43	DFO, LLC	Registered	221492 01/12/95	487283 04/12/95	12-Jan-15

International Mark	Country	Class	Owner1	Status	App. #/Filing Date	Reg. #/Date	Renewal Date
French Slam	Mexico	30	DFO, LLC	Registered	221496 01/12/95	490589 05/02/95	12-Jan-15
French Slam	Mexico	29	DFO, LLC	Registered	221498 01/12/95	517044 02/20/96	12-Jan-15
Grand Slam	Mexico	29	DFO, LLC	Registered		726539 0919/2001	19-Sep-11
Grand Slam	Mexico	30	DFO, LLC	Registered		726540 09/19/2001	19-Sep-11
Grand Slam Breakfast	Mexico	29	DFO, LLC	Registered	221507 01/12/95	497174 07/14/95	12-Jan-15
Grand Slam Breakfast	Mexico	30	DFO, LLC	Registered	221506 01/12/95	409593 07/14/95	12-Jan-15
Moons Over My Hammy	Mexico	30	DFO, LLC	Registered	221517 01/12/95	490596 05/02/95	12-Jan-15
Moons Over My Hammy	Mexico	29	DFO, LLC	Registered	221516 01/12/95	497177 07/14/95	12-Jan-15
Scram Slam	Mexico	29	DFO, LLC	Registered	221493 01/12/95	497171 07/14/95	12-Jan-15
Scram Slam	Mexico	30	DFO, LLC	Registered	221510 01/12/95	490595 05/02/95	12-Jan-15
The Super Bird	Mexico	29	DFO, LLC	Registered	221500 01/12/95	494073 06/12/95	12-Jan-15
The Super Bird	Mexico	30	DFO, LLC	Registered	221499 01/12/95	490590 05/02/95	12-Jan-15
Denny's	Netherland Antilles	43	DFO, LLC	Registered	08/05/2003 D-30042	10044 09/30/2003	5-Aug-13
Denny's	New Zealand	16	DFO, LLC	Registered		B143209 07/19/82	19-Jul-17
Denny's	New Zealand	29	DFO, LLC	Registered		B143208 07/19/82	19-Jul-17
Denny's	New Zealand	30	DFO, LLC	Registered		B92476 01/01/70	20-Jan-15
Denny's	New Zealand	32	DFO, LLC	Registered		B92477 01/20/77	20-Jan-15
Denny's (checkerboard background with Kiwi bird)	New Zealand	43	DFO, LLC	Registered	672625 01/30/03	672625 01/30/03	30-Jan-10
Denny's	Nicaragua	42	DFO, LLC	Registered		567200 11/10/76	9-Nov-16
Denny's	Norway	29,43	DFO, LLC	Registered	810540 02/23/81	112099 09/23/82	23-Sep-12
Denny's	Panama	43	DFO, LLC	Registered		1032 08/17/76	8/17/2006 renewal filed 02/01/2006
Denny's	Paraguay	42	DFO, LLC	Registered	09693 05/27/94	268787 06/14/2004	14-Jun-14
Denny's	Paraguay	30	DFO, LLC	Registered	09692 05/27/94	272.708 10/26/04	26-Oct-14
Denny's	Paraguay	29	DFO, LLC	Registered	09691 05/27/94	233795 03/23/2001	23-Mar-10
Denny's and Design	Paraguay	42	DFO, LLC	Registered	9420250 09/30/94	268787 06/14/2004	14-Jun-14
Denny's	Peru	43	DFO, LLC	Registered	8/7/2003	00627	2-Nov-13
Denny's	Philippines	42	DFO, LLC	Registered	119,857 04/18/97	4-1997-119857 08/28/2004	28-Aug-24
Denny's	Saudi Arabia	43	DFO, LLC	Registered	23002 11/17/93	325/20 11/12/94	13-Apr-13
Denny's	Singapore	42	DFO, LLC	Published	S/10167/94 11/22/94
Denny's	Singapore	42	DFO, LLC	Registered	S/2555/97 03/05/97	T97/02555E 03/05/97	5-Mar-07
Denny's	Singapore	43	DFO, LLC	Registered	24-Jul-02	T02/11157B 07/24/02	24-Jul-12
Denny's	Spain	32	DFO, LLC	Registered	2285170/4 01/24/00	2285170 01/24/2000
Denny's	Spain	43	DFO, LLC	Registered	02588786/6 03/29/2004	2588786 09/24/2004	29-Mar-14
Denny's	Spain	30	DFO, LLC	Registered		2285169
Denny's	Sweden	43	DFO, LLC	Registered		186206 04/22/83	22-Apr-13
Denny's	Switzerland	30,32	DFO, LLC	Registered		379434 02/02/70	2-Feb-10
Denny's	Taiwan	19	DFO, LLC	Registered	80-33942 01/09/91	565210 07/16/92	15-Jul-02
Denny's	Taiwan	45	DFO, LLC	Registered		44743 01/01/71	31-Dec-10
Denny's	Taiwan	7	DFO, LLC	Registered		1631 10/01/78	30-Sep-08
Denny's and French Diamond Design	Taiwan	42	DFO, LLC	Registered	83049004 07/25/94	80513 01/01/96	30-Sep-98
Denny's in Chinese Characters	Taiwan	26	DFO, LLC	Registered		279328 04/15/95	15-Apr-05
Denny's (word mark)	Thailand	42	DFO, LLC	Registered	459786 07/17/01	SM17054 08/13/02	16-Jul-11
Denny's	Thailand	42	DFO, LLC	Registered	219066 09/11/91	163875 09/11/91	10-Sep-01
Denny's and French Diamond Design	Thailand	42	DFO, LLC	Registered	283406 03/31/95	SM4225 03/31/95	30-Mar-05

International Mark	Country	Class	Owner1	Status	App. #/Filing Date	Reg. #/Date	Renewal Date
Denny's	Turkey	42	DFO, LLC	Registered	13-Jan-00	2000 00540 01/13/00	13-Jan-10
Denny's	United Arab Emirates	43	DFO, LLC	Registered	64281 10/12/2004	58106 02/27/2006	12-Oct-14
Denny's and Design	Uruguay	42	DFO, LLC	Registered	272.046	272.046 11/08/96	8-Nov-06
Denny's	Venezuela	43	DFO, LLC	Registered		17,615D 09/22/83	22-Sep-08
Denny's	Venezuela	43	DFO, LLC	Registered	01053.83	13783-D 10/19/78	19-Oct-03
Denny's	Venezuela	46	DFO, LLC	Registered		136,159 09/23/88	23-Sep-03

1 Filings to change the name of the owner from DFO, Inc. to DFO, LLC are underway.  We expect most of the countries to have the name change recorded within a few months.

Pending International Trademarks

International Mark	Country	Class	Owner	Status	App. #/Filing Date
Denny's	Argentina	43	DFO, LLC	Pending	2.653.103 02/24/2006
Denny's	Bahamas	42	DFO, LLC	Pending	24,762 3/28/2002
Denny's	Colombia	42	DFO, LLC	Pending	275278 08/28/87
Denny's	Columbia	32	DFO, LLC	Pending	275279 01/01/92
Denny's	Guatemala	43	DFO, LLC	Application	M-7590-2002
Denny's	Lebanon		DFO, LLC	Pending
Denny's and French Diamond Design	Malaysia	31	DFO, LLC	published for opposition	94/08483 09/17/94
Denny's and French Diamond Design	Malaysia	29	DFO, LLC	published for opposition	94/08481 09/17/94
Denny's	Malaysia	43	DFO, LLC	published for opposition	04020457 12/28/2004

Schedule IV
to Guarantee and
Collateral Agreement

Insurance Requirements

(a)  Parent and the Borrowers will, and will cause each Subsidiary Loan Party to, maintain (or cause to be maintained on its behalf) with financially sound and reputable insurance companies:

(i)  fire, boiler and machinery, and extended coverage insurance, on a replacement cost basis, with respect to all personal property and improvements to real property (in each case constituting Collateral), in such amounts as are customarily maintained by companies in the same or similar business operating in the same or similar locations;

(ii)  commercial general liability insurance against claims for bodily injury, death or property damage occurring upon, about or in connection with the use of any properties owned, occupied or controlled by it, providing coverage on an occurrence basis with a combined single limit of not less than $1,000,000 and including the broad form CGL endorsement; and

(iii)  such other insurance as may be required by law.

Deductibles or self-insured retention shall not exceed $100,000 for fire, boiler and machinery and extended coverage policies or $500,000 for commercial general liability policies.

(b)  Fire, boiler and machinery and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a lenders’ loss payable clause in favor of the Collateral Agent and providing for losses thereunder to be payable to the Collateral Agent or its designee, (ii) a provision to the effect that neither any Loan Party, the Collateral Agent nor any other party shall be a coinsurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders.  Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured.  Business interruption policies shall name the Collateral Agent as loss payee.  Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days’ prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days’ prior written notice thereof by the insurer to the Collateral Agent.  The Borrowers shall deliver to the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence reasonably satisfactory to the Collateral Agent of payment of the premium therefor.

Exhibit I
to Guarantee and
Collateral Agreement

SUPPLEMENT NO. __ dated as of [_______] (this “Supplement”), to the Amended and Restated Guarantee and Collateral Agreement dated as of December [__], 2006 (the “Guarantee and Collateral Agreement”), among Denny’s, Inc., a California corporation, and Denny’s Realty, LLC, a Delaware limited liability company (each of the foregoing, individually, a “Borrower” and collectively, the “Borrowers”), Denny’s Corporation, a Delaware corporation (“Parent”), Denny’s Holdings, Inc., a New York corporation (“Denny’s Holdings”), DFO, LLC, a Delaware limited liability company (“DFO”), each other Subsidiary Loan Party, and Bank of America, N.A. (“Bank of America”), as Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined herein).

A.  Reference is made to the Amended and Restated Credit Agreement dated as of December [__], 2006 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among (i) the Borrowers, (ii) Parent, Denny’s Holdings and DFO, as Guarantors, (iii) the Lenders party thereto (the “Lenders”), and (iv) Bank of America, as Administrative Agent and Collateral Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee and Collateral Agreement referred to therein.

C.  The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit.  Section 7.16 of the Guarantee and Collateral Agreement provides that additional Subsidiaries may become Subsidiary Loan Parties under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Loan Party under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.  In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Loan Party, a Grantor and a Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Loan Party, a Grantor and a Guarantor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Subsidiary Loan Party, Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties and their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary.  Each reference to a “Subsidiary Loan Party”, a “Grantor” or a “Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary.  The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Collateral Agent has executed a counterpart hereof.  Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Article 9 Collateral of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Securities of the New Subsidiary and (c) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5.  Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 7.  Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability in such jurisdiction of the remaining provisions hereof and of the Guarantee and Collateral Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement.

SECTION 9.  The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]
by
Name:
Title:

Legal Name: Jurisdiction of Formation: Location of Chief Executive Office:

BANK OF AMERICA, N.A, as, Collateral Agent,
by
Name:
Title:

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF                                                          )
                                                                                                                           )  ss.
COUNTY OF                                                                                                    )

On this ___ day of __________________, 20__, before me, the undersigned notary public, personally appeared ______________________, proved to me through satisfactory evidence of identification, which were _____________________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as ______________ for __________________, a _______________________).

______________________________
(official signature and seal of notary)

My commission expires:

Schedule I
to Supplement No.___ to the
Guarantee and
Collateral Agreement

LOCATION OF ARTICLE 9 COLLATERAL

Description	Location

Schedule II to
Supplement No. __
to the Guarantee and
Collateral Agreement

PLEDGED STOCK

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

OTHER PROPERTY

EXHIBIT II
to Guarantee and
Collateral Agreement
[FORM OF]
PERFECTION CERTIFICATE

Reference is made to the Amended and Restated Credit Agreement dated as of December [__], 2006 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Denny’s, Inc. and Denny’s Realty, LLC, as Borrowers, Denny’s Corporation, Denny’s Holdings, Inc. and DFO, LLC, as Guarantors, the Lenders party thereto and Bank of America, N.A., as Administrative Agent.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

The undersigned, Financial Officers and Legal Officers, respectively, of Denny's, Inc. and Denny's Realty, LLC, hereby certify to the Administrative Agent and each other Secured Party as follows:

1.           Names.  (a)   The exact legal name of each Grantor, as such name appears in its respective certificate of formation, is as follows:

(b)  Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

(c)  Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years.  Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization.  If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d)  The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

(e)  Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:

Grantor	Jurisdiction	Organizational Identification Number

(f)  Set forth below is the Federal Taxpayer Identification Number of each Grantor:

Grantor	Federal Taxpayer Identification Number

2.  Current Locations.  (a)  The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor	Mailing Address	County	State

(b)  Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable or General Intangibles (with each location at which Chattel Paper, if any, is kept being indicated by an “*”):

Grantor	Mailing Address	County	State

(c)  The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

Grantor	Jurisdiction

(d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Inventory or Equipment or other Collateral not identified above:

Grantor	Mailing Address	County	State

(e)  Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

Grantor	Mailing Address	County	State

(f) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor	Mailing Address	County	State

3.  Unusual Transactions.  All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

4.  File Search Reports.  File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

5.  UCC Filings.  UCC Financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the Collateral is comprised of fixtures, timber to be cut or as extracted Collateral from the wellhead or minehead, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.

6.  Schedule of Filings.  Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7.  Stock Ownership and other Equity Interests.  Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests of each of the Grantors and each Subsidiary of each of the Grantors and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 7 is each equity investment of each of the Grantors that represents 50% or less of the equity of the entity in which such investment was made.

8.  Debt Instruments.  Attached hereto as Schedule 8 is a true and correct list of all promissory notes and other evidence of indebtedness held by each of the Grantors that are required to be pledged under the Guarantee and Collateral Agreement, including all intercompany notes between each of the Grantors and any of their respective Subsidiaries and any Subsidiary of a Grantor and any other Subsidiary such Grantor.

9.  Advances.  Attached hereto as Schedule 9 is (a) a true and correct list of all advances made by each of the Grantors to any Subsidiary of such Grantor made by any Subsidiary of a Grantor to such Grantor or to any other Subsidiary of such Grantor (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Guarantee and Collateral Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to each of the Grantors or any Subsidiary of any Grantor.

10.  Mortgage Filings.  Attached hereto as Schedule 10 is a schedule setting forth, with respect to each Mortgaged Property, (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

11.  Intellectual Property.  Attached hereto as Schedule 11(A) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Grantor’s Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark License owned by any Grantor. Attached hereto as Schedule 11(B) in proper form for filing with the United States Copyright Office is a schedule setting forth all of each Grantor’s Copyrights and Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of each Copyright or Copyright License owned by any Grantor.

12.  Commercial Tort Claims.  Attached hereto as Schedule 12 is a true and correct list of commercial tort claims in excess of $1,000,000 held by any Grantor, including a brief description thereof.

13.  Deposit Accounts.  Attached hereto as Schedule 13 is a true and correct list of deposit accounts maintained by each Grantor, including the name and address of the depositary institution, the type of account, and the account number.

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [   ] day of [       ], 2006.

DENNY'S, INC.

by

Name:
Title:    [Financial Officer]

by

Name:
Title:    [Legal Officer]

DENNY'S REALTY, LLC

by

Name:
Title:    [Financial Officer]

by

Name:
Title:    [Legal Officer]

SCHEDULE 1

Changes in Corporate Identity

SCHEDULE 5

Form of UCC Financing Statement

SCHEDULE 6

Schedule of Filings

SCHEDULE 7

Stock Ownership and Other Equity Interests

SCHEDULE 8

Debt Instruments

SCHEDULE 9

Advances

SCHEDULE 10

Mortgage Filings

SCHEDULE 11(A)

Intellectual Property

SCHEDULE 11(B)

Intellectual Property

SCHEDULE 12

Commercial Tort Claims

SCHEDULE 13

Deposit Accounts

EXHIBIT III to
Guarantee and
Collateral Agreement

[FORM OF]
DEPOSIT ACCOUNT CONTROL AGREEMENT

DEPOSIT ACCOUNT CONTROL AGREEMENT dated as of [        ], (this “Agreement”), among [GRANTOR], a [              ] [corporation] [limited liability company] (the “Grantor”), BANK OF AMERICA, N.A (“Bank of America”), as collateral agent (in such capacity, the “Collateral Agent”), and

[            ], a [              ] banking corporation (the “Bank”).

A.  Reference is made to (a) the Amended and Restated Credit Agreement dated as of December [__], 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Denny’s, Inc., a California corporation and Denny’s Realty, LLC, a Delaware limited liability company (each of the foregoing, individually, a “Borrower” and collectively, the “Borrowers”), Denny’s Corporation, a Delaware corporation (“Parent”), Denny’s Holdings, Inc., a New York corporation (“Denny’s Holdings”), DFO, LLC, a Delaware limited liability company (“DFO”), the Lenders party thereto and Bank of America, as Administrative Agent, and (b) the Amended and Restated Guarantee and Collateral Agreement dated as of December [__], 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among the Borrowers, Parent, Denny’s Holdings, DFO, each other Subsidiary Loan Party and Bank of America, as Collateral Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee and Collateral Agreement.

C.  The Bank has established the following deposit accounts in the name of and for the benefit of the Grantor (the “Accounts”):

Account Number                                           Account Name

D.  The Grantor has granted to the Collateral Agent for the benefit of the Secured Parties a security interest in the Accounts.

E.  The Collateral Agent, the Grantor and the Bank are entering into this Agreement to perfect the security interest of the Collateral Agent in the Accounts and to provide for certain additional rights and obligations with respect thereto.

Accordingly, the Collateral Agent, the Bank and the Grantor agree as follows:

SECTION 1.  The Accounts.  All parties agree that the Accounts are “deposit accounts” within the meaning of Article 9 of the Uniform Commercial Code of the State of New York (the “New York UCC”).  All funds at any time on deposit in the Accounts shall be held by the Bank subject to the terms of this Agreement.  The Bank has not and will not agree with any third party to comply with instructions or other directions concerning the Accounts or the disposition of funds in the Accounts originated by such third party without the prior written consent of the Collateral Agent.

SECTION 2.  Subordination of Setoff, etc.  Except as otherwise provided in the Credit Agreement with respect to rights of set off available to the Bank in its capacity as a Lender (if and so long as the Bank is a Lender thereunder), the Bank waives all banker’s liens, security interests, encumbrances, claims and rights of setoff it may have, now or in the future, against the Accounts or any funds in the Accounts other than in connection with the payment of the Bank’s customary fees and charges with respect to the maintenance of the Accounts and for the reversal of provisional credits.

SECTION 3.  Control.  If no Default Notice (as defined below) is in effect, the Bank may comply with instructions directing the disposition of funds in the Accounts originated by the Grantor or its authorized representatives.  Immediately following an Event of Default and the delivery by the Collateral Agent of a written notice to the Bank that the Collateral Agent is thereby exercising exclusive control over the Accounts (such notice referred to herein as a “Default Notice”), (a) the Accounts shall, without further action on the part of the Grantor, the Collateral Agent or the Bank, be placed under the sole dominion and control of the Collateral Agent, who shall possess all right, title and interest in all of the items from time to time in the Accounts, (b) neither the Grantor nor any person or entity claiming by, through or under the Grantor shall have any right, title or interest in, or control over the use of, or any right to withdraw any amount from, the Accounts, (c) the Bank shall be entitled to rely on, and shall act in accordance with, all instructions given to it by the Collateral Agent with respect to the Accounts and without further consent by the Grantor or any other person and (d) the Bank will not (i) deliver to the Grantor or any affiliate, employee or agent of the Grantor or permit the Grantor or any affiliate, employee or agent of the Grantor to withdraw or transfer any cash, proceeds or other items held in the Accounts or (ii) take any instruction from the Grantor or any affiliate, employee or agent of the Grantor with respect to the Accounts or any cash, proceeds or other item held therein.  The Collateral Agent hereby agrees not to deliver a Default Notice unless an Event of Default has occurred and is continuing.

SECTION 4. Statements, Confirmations and Notices of Adverse Claims.  The Bank will send copies of all statements concerning the Accounts to each of the Grantor and the Collateral Agent at its address for notices set forth below its signature hereto. Upon receipt of written notice of any lien, encumbrance or adverse claim against an Account or any funds credited thereto, the Bank will promptly notify the Collateral Agent and the Grantor thereof.

SECTION 5.  Limited Responsibility of the Bank.  Except for acting on the Grantor’s instructions in violation of Section 3 above, the Bank shall have no responsibility or liability to the Collateral Agent for complying with instructions concerning the Accounts from the Grantor or the Grantor’s authorized representatives which are received by the Bank before the Bank receives a Default Notice.  The Bank shall have no responsibility or liability to the Grantor for complying with a Default Notice or complying with instructions concerning the Accounts originated by the Collateral Agent, and shall have no responsibility to investigate the appropriateness of any such instruction or Default Notice, even if the Grantor notifies the Bank that the Collateral Agent is not legally entitled to originate any such instruction or Default Notice.

SECTION 6. Indemnification of the Bank.  The Grantor agrees to indemnify against, and to hold the Bank, its directors, officers, agents and employees harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against the Bank, its directors, officers, agents and employees arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not the Bank, its directors, officers, agents or employees are a party thereto; provided that such indemnity shall not be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of the Bank.

SECTION 7.  Customer Agreement.  In the event of a conflict between this Agreement and any other agreement between the Bank and the Grantor, the terms of this Agreement will prevail.

SECTION 8. Termination.  This Agreement shall continue in effect until the Collateral Agent has notified the Bank in writing that this Agreement, or the Collateral Agent’s security interest in the Accounts, is terminated. Upon receipt of such notice, the obligations of the Bank hereunder with respect to the operation and maintenance of the Accounts after the receipt of such notice shall terminate, the Collateral Agent shall have no further right to originate instructions concerning the Accounts and any previous Default Notice delivered by the Collateral Agent shall be deemed to be of no further force and effect.

SECTION 9. Complete Agreement.  This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to Section 7 above, supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

SECTION 10. Waivers; Amendment.  (a)  No failure or delay by the Collateral Agent in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The rights, powers and remedies of the Collateral Agent are cumulative and are not exclusive of any rights, powers or remedies it would otherwise have.  No waiver of any provision of this Agreement or consent to any departure therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any Bank in any case shall entitle any Banks to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Grantor, the Bank and the Collateral Agent with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 11. Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability in such jurisdiction of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 12.  Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Grantor, the Bank or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 13. Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.

SECTION 14.  Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 15.  Organization; Powers.  (a)(i) The Grantor hereby represents and warrants that it is a [corporation] [limited liability company] duly organized, validly existing and in good standing under the laws of [          ] and has full corporate power and authority under such laws to execute, deliver and perform its obligations under this Agreement, (ii) the Bank hereby represents and warrants that it is a [corporation] duly organized, validly existing and in good standing under the laws of [          ] and has full corporate power and authority under such laws to execute, deliver and perform its obligations under this Agreement and (iii) the Collateral Agent hereby represents and warrants that it is a national banking association duly organized, validly existing and in good standing under the laws of The United States of America and has full corporate power and authority under such laws to execute, deliver and perform its obligations under this Agreement and (b) each of the Grantor, the Bank and the Collateral Agent hereby represents and warrants that (i) its execution, delivery and performance of its obligations under this Agreement have been duly and effectively authorized by all necessary corporate action and (ii) this Agreement has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable in accordance with its terms.

SECTION 16.  Independence.  The Bank shall be an independent contractor.  This Agreement does not give rise to any partnership, joint venture or fiduciary relationship.

SECTION 17.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 18.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

[GRANTOR]
by

Name:
Title:
Address for Notices:

BANK OF AMERICA, N.A, as Collateral Agent,
by

Name:
Title:
Address for Notices:

[BANK]
by

Name:
Title:
Address for Notices: